EXCHANGE LISTED FUNDS TRUST

QRAFT AI-ENHANCED U.S. LARGE CAP MOMENTUM ETF

(NYSE Arca Ticker: AMOM)

Supplement dated July 31, 2020 to the currently effective

Summary Prospectus and Prospectus

This supplement provides new and additional information beyond that contained in the Summary Prospectus and Prospectus for the QRAFT AI-Enhanced U.S. Large Cap Momentum ETF (the “Fund”) and should be read in conjunction with those documents.

Effective immediately, the second and third paragraphs under “Principal Investment Strategies” are deleted in their entirety and replaced with the following:

In pursuing the Fund’s investment objective, the Adviser consults a database generated by Qraft’s AI Quantitative Investment System (“AQUA”), which automatically selects and weights portfolios of U.S. large cap companies to provide exposure to a portfolio of 50 companies that have had higher residual returns relative to their similar-sized peers (based on market capitalization) over a rolling 3 to 36 month period. A stock’s “residual return” equals its total return after removal of market, size and value risks factored into portfolio construction under conventional portfolio management. Use of “residual momentum” rather than conventional momentum to construct a portfolio is based on the stock management theory that stocks with higher residual returns have the potential to perform better and more consistently over time than conventional momentum stocks. AQUA’s AI system finds a period within those 3 to 36 months that resulted in the best performance of stocks in the past and ranks those stocks by their residual returns (the “Momentum Database”). AQUA then uses a proprietary statistical analysis method to calculate and identify a set of parameters that contributed to the stocks’ outperformance during the period. AQUA then assigns weightings to stocks within the Momentum Database to select a portfolio of investments that, based on AQUA’s analysis, are expected to perform well in the future under the assumption that the same optimal parameters will occur or continue in the future.

In creating the eligible universe for the Momentum Database, AQUA utilizes automated data feed and data processing using deep learning technologies (i.e., exposure to and processing large amounts of data). First, each month, AQUA automatically sends queries to and collects from various data vendors company fundamental data (such as historical stock prices and other financial information) of all companies listed on the New York Stock Exchange and NASDAQ as well as macroeconomic data. AQUA processes and stores newly received data with stored historical data. AQUA analyzes the historical price data of the top 20% of U.S.-listed companies based on market capitalization. The final portfolios are then delivered to the Momentum Database for use by the Adviser. AQUA repeats such processes on the first business day of each month, and the Adviser makes or changes investments in the Fund based on the newly generated information.

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